Exhibit 10.1

EXECUTION VERSION

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of December 20, 2018 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CBRE GLOBAL ACQUISITION COMPANY, a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 12D, Impasse Drosbach L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 150.692 (the “Luxembourg Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the INCREMENTAL EURO TERM LENDERS party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of October 31, 2017 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders.

B. Holdings and the U.S. Borrower have requested that the persons set forth on Schedule I hereto (together with their permitted successors and assigns, the Incremental Euro Term Lenders”) commit (the “Incremental Euro Term Loan Commitments”) to make Incremental Term Loans (the “Incremental Euro Term Loans”) to the Luxembourg Borrower on the Effective Date (as defined below in Section 6) in an aggregate principal amount of up to €400,000,000, with the proceeds of such Incremental Euro Term Loans to be used, directly or indirectly, to prepay a portion of the outstanding Tranche A Loans outstanding under the Credit Agreement as of the Effective Date, to pay fees and expenses relating to the Incremental Euro Term Loans and for general corporate purposes.

C. The Incremental Euro Term Lenders are willing to make the Incremental Euro Term Loans to the Luxembourg Borrower, on the Effective Date and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the making of Incremental Euro Term Loans, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Incremental Euro Term Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental Euro Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental Euro Term Loan to the Luxembourg Borrower, in Euro, in an aggregate principal amount not to exceed its Incremental Euro Term Loan Commitment. Amounts paid or prepaid in respect of the Incremental Euro Term Loans may not be reborrowed.

(b) The Incremental Euro Term Loan Commitment of each Incremental Euro Term Lender shall automatically terminate upon the earlier of (i) the making of the Incremental Euro Term Loans on the Effective Date and (ii) 5:00 p.m., New York City time, on December 31, 2018.

(c) The proceeds of the Incremental Euro Term Loans are to be used solely for the purposes set forth in Recital B of this Agreement.

SECTION 3. Terms and Conditions. The Incremental Euro Term Loans shall constitute Specified Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms set forth in Exhibit A hereto.

SECTION 4. Waiver of Notice; Funding.

(a) The Administrative Agent and each Incremental Euro Term Lender hereby (i) waives the five Business Days’ notice requirement for Incremental Term Loan Commitments under Section 2.26(a) of the Credit Agreement and (ii) agrees that this Agreement otherwise satisfies all requirements under Sections 2.02(c) and 2.26(a) of the Credit Agreement, in each case, with respect to the Incremental Euro Term Loans to be made hereunder.

(b) To facilitate the funding of the Incremental Euro Term Loans on the Effective Date, each Incremental Euro Term Lender shall remit its portion of the Incremental Euro Term Loans to the Administrative Agent by wire transfer of immediately available funds no later than 7:00 a.m., New York City time, on the Effective Date. In the event that an Incremental Euro Term Lender remits its Incremental Euro Term Loan to the Administrative Agent after 7:00 a.m., New York City time, on the Effective Date, then, at the election of the Luxembourg Borrower, interest on such Loan shall not begin to accrue until the next day.

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SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Incremental Euro Term Lenders) that:

(a) This Agreement has been duly authorized, executed and delivered by such Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) No Event of Default or Default has occurred and is continuing as of the Effective Date after giving effect to the Incremental Euro Term Loans to be made on such date.

SECTION 6. Effectiveness. This Agreement, and the obligation of each Incremental Euro Term Lender to make its Incremental Euro Term Loan hereunder, shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) a duly executed Borrowing Subsidiary Agreement in respect of the Luxembourg Borrower, in form and substance substantially consistent with Exhibit F-1 to the Credit Agreement, (ii) a duly executed Supplement to the Guarantee Agreement, joining the Luxembourg Borrower as a Subsidiary Guarantor thereunder, in form and substance substantially consistent with Exhibit A to the Guarantee Agreement, and (iii) duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party and each Incremental Euro Term Lender.

(b) Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c) As of the Effective Date, and after giving effect to the making of the Incremental Euro Term Loans and the use of the proceeds thereof as provided for herein, Holdings is in pro forma compliance with Section 6.05 and Section 6.06 of the Credit Agreement, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d) The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Deputy General Counsel of the U.S. Borrower, (y) Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties, and (z) Maples and Calder (Luxembourg) SARL, Luxembourg counsel for the Luxembourg Borrower, in each case addressed to the Administrative Agent and the Incremental Euro Term Lenders, (ii) board resolutions and (iii) customary officer’s certificates, in each case, with respect to each Loan Party organized under the laws of the United States or Luxembourg and in form and substance substantially consistent with those delivered on the Closing Date. Holdings and the U.S. Borrower hereby request each such counsel to deliver such opinion.

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(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined below in Section 9) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(f) The Administrative Agent shall have received, at least two (2) Business Days prior to the Effective Date, all documentation and other information reasonably requested by it (on behalf of itself or any Lender) that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and to the extent that the Luxembourg Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 10.10.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership in relation to, and signed by a Responsible Officer of, the Luxembourg Borrower.

(g) The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Euro Term Loans to be made on the Effective Date in accordance with Section 2.03 of the Credit Agreement.

SECTION 7. Acknowledgement of Guarantors. Each of the Guarantors party hereto hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby affirms and confirms its guarantee of the Obligations pursuant to the Guarantee Agreement and agrees that such guarantee shall continue to be in full force and effect and shall inure to the benefit of the Lenders, including the Incremental Euro Term Lenders as such in respect of their Incremental Euro Term Loans and the other Obligations owed to them from time to time.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 9. Upfront Fees. In consideration of the agreements of the Incremental Euro Term Lenders contained in this Agreement, the Luxembourg Borrower agree to pay to the Administrative Agent, in immediately available funds, for the account of each Incremental Euro Term Lender, an upfront fee (the “Upfront Fee”), in the amount described in Exhibit A hereto, payable on the Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

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SECTION 11. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive general jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 14. Headings. Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by	/s/ Debbie Fan
	Name:	Debbie Fan
	Title:	SVP and Treasurer

CBRE GROUP, INC.,

by	/s/ Debbie Fan
	Name:	Debbie Fan
	Title:	SVP and Treasurer

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE GLOBAL ACQUISITION COMPANY

By	/s/ Caroline Goergen
	Name:	Caroline Goergen
	Title:	Type B manager

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE GLOBAL HOLDINGS a société à responsabilité limitée organized under the laws of the Grand Ducky of Luxembourg, having its registered office at 12D, Impasse Drosbach L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 150.693

By	/s/ Caroline Goergen
	Name:	Caroline Goergen
	Title:	Type B manager

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holding, Inc.

CBRE Government Services, LLC

CBRE/LJM –Nevada, Inc.

CBRE Partner, Inc.

CBRE Technical Services, LLC

CB/TCC, LLC

Trammell Crow Company, LLC

CBRE GWS LLC

CBRE Business Lending, Inc.

CBRE Consulting, Inc.

CBRE/LJM Mortgage Company, L.L.C.

Insignia/ESG Capital Corporation

by	/s/ Debbie Fan
	Name:	Debbie Fan
	Title:	SVP and Treasurer

[Signature Page to the Incremental Term Loan Assumption Agreement]

Trammell Crow Development & Investment, Inc.

by	/s/ Michael S. Duffy
	Name:	Michael S. Duffy
	Title:	Executive Vice President

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ Duncan Green
	Name:	Duncan Green
	Title:	Director

by	/s/ Dara A. Bazzano
	Name:	Dara A. Bazzano
	Title:	Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeff Cook
	Name:	Jeff Cook
	Title:	SVP Finance

[Signature Page to the Incremental Term Loan Assumption Agreement]

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by CBRE PTY LIMITED:

by	/s/ Ray C. Pittman
	Name:	Ray C. Pittman
	Title:	Director

by	/s/ Jamie Maione
	Name:	Jamie Maione
	Title:	Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE LIMITED, a company organized under the laws of New Zealand,

by	/s/ Jamie Maione
	Name:	Jamie Maione
	Title:	Director

by	/s/ Ray C. Pittman
	Name:	Ray C. Pittman
	Title:	Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Elizabeth Thetford
	Name:	Elizabeth Thetford
	Title:	Director

by	/s/ Duncan Green
	Name:	Duncan Green
	Title:	Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

RELAM AMSTERDAM HOLDINGS B.V.,

By:	Intertrust Management B.V., its managing director
/s/ Gert Jan Rietberg
	Name:	Gert Jan Rietberg
	Title:	Proxy holder

/s/ L.Kuiters
	Name:	L. Kuiters
	Title:	Proxy holder A

[Signature Page to the Incremental Term Loan Assumption Agreement]

CBRE LIMITED PARTNERSHIP,

By:	CBRE PARTNER, INC., its general partner

/s/ Debbie Fan
	Name:	Debbie Fan
	Title:	SVP and Treasurer

[Signature Page to the Incremental Term Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

by	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to the Incremental Term Loan Assumption Agreement]

WELLS FARGO BANK, N.A., as an Incremental Euro Term Lender,

by	/s/ Charles Wilmot
	Name:	Charles Wilmot
	Title:	Senior Vice President

[Signature Page to the Incremental Term Loan Assumption Agreement]

NATIONAL WESTMINSTER BANK PLC, as an Incremental Euro Term Lender,

by	/s/ Graeme Carruth
	Name:	Graeme Carruth
	Title:	Senior Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

BANK OF AMERICA, N.A., as an Incremental Euro Term Lender,

by	/s/ Suzanne E. Pickett
	Name:	Suzanne E. Pickett
	Title:	Senior Vice President

[Signature Page to the Incremental Term Loan Assumption Agreement]

HSBC BANK USA, N.A., as an Incremental Euro Term Lender,

by	/s/ Rumesha Ahmed
	Name:	Rumesha Ahmed
	Title:	Vice President

[Signature Page to the Incremental Term Loan Assumption Agreement]

JPMORGAN CHASE BANK, N.A., as an Incremental Euro Term Lender,

by	/s/ Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Executive Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

MUFG BANK, LTD., as an Incremental Euro Term Lender,

by	/s/ Jeffrey Flagg
	Name:	Jeffrey Flagg
	Title:	Director

[Signature Page to the Incremental Term Loan Assumption Agreement]

EXHIBIT A

INCREMENTAL EURO TERM LOANS

TERMS AND CONDITIONS

Joint Bookrunners and Joint Lead Arrangers:	Wells Fargo Securities, LLC and National Westminster Bank plc.

Interest Rate:

Solely for purposes of determining the interest rate on the Incremental Euro Term Loans, references to “Adjusted LIBO Rate” in the Credit Agreement shall mean “EURIBO Rate” (defined below).

The interest rate on the Incremental Euro Term Loans (which shall be computed on the basis of the actual number of days elapsed over a year of 360 days) shall be equal to the EURIBO Rate for the applicable Interest Period plus the Applicable Percentage (as defined below with respect to the Incremental Euro Term Loans).

“EURIBO Rate” shall mean, with respect to Incremental Euro Term Loans for any Interest Period, the rate per annum determined at 11:00 a.m., Brussels time, on the date that is Two TARGET Days prior to the first day of such Interest Period, by the European Money Market Institute (or any other person that takes over the administration of such rate) as the rate at which interbank deposits in Euro are being offered by one prime bank to another within the EMU zone for such Interest Period, as set forth on the Reuters screen page that displays such rate (currently EURIBOR01) (or, in the event such rate does not exist at such time, a comparable successor rate that, at such time, is broadly accepted by the U.S. syndicated loan market for loans denominated in Euro in lieu of such rate or, if no such broadly accepted comparable successor rate exists at such time, a successor index rate as may be agreed to by the Administrative Agent and the Borrower so long as the Incremental Euro Term Lenders shall have received at least five Business Days prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of such notice to the Incremental Euro Term Lenders, a written notice from Incremental Euro Term Lenders holding a majority in aggregate principal amount of the Incremental Euro Term Loans stating that such Lenders object to such rate); provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “EURIBO Rate” shall be the Interpolated EURIBO Rate. Notwithstanding the forgoing, if the EURIBO Rate for any Interest Period determined as provided for herein would be less than zero, then it shall be deemed to be zero for such Interest Period.

“Interpolated EURIBO Rate” shall mean, with respect to the EURIBO Rate for the Incremental Euro Term Loans, the rate which results from interpolating on a linear basis between: (a) the European Money Market Institute’s interest settlement rates for deposits in Euro for the longest period (for which that rate is available) which is less than the Interest Period and (b) the European Money Market Institute’s interest settlement rates for deposits in Euro for the shortest period (for which that rate is available) which exceeds the Interest Period, in each case as of approximately 11:00 a.m. (Brussels time) on the date that is two Business Days prior to the commencement of such Interest Period.

“TARGET Day” means any day on which both (a) banks in London are open for general business and (b) the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

Applicable Percentage:	“Applicable Percentage” shall mean, with respect to the Incremental Euro Term Loans, 0.75% per annum. Subject to Sections 2.08 and 2.15 of the Credit Agreement, all Incremental Euro Term Borrowings shall be Fixed Rate Borrowings.

Prepayment Premium:	None.

Upfront Fees:	An upfront fee (the “Upfront Fee”) equal to 0.35% of the aggregate principal amount of the Incremental Euro Term Loan of each Incremental Euro Term Lender made on the Effective Date will be payable by the Luxembourg Borrower on the Effective Date to each Incremental Euro Term Lender in immediately available Euro, which fee, at the election of the Borrower, may be netted from the amount of the Incremental Euro Term Loans funded on the Effective Date.

Maturity Date:	December 20, 2023.

Amortization:	None.

Future Incremental Term Loans:	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Euro Term Loans as if the Incremental Euro Term Loans were the Tranche A Loans referred to therein.

SCHEDULE I

INCREMENTAL EURO TERM LENDERS

Incremental Euro Term Lender	Incremental Euro Term Loan Commitment
WELLS FARGO BANK, N.A.	€90,000,000.00
NATIONAL WESTMINSTER BANK PLC	€90,000,000.00
BANK OF AMERICA, N.A.	€55,000,000.00
HSBC BANK USA, N.A.	€55,000,000.00
JPMORGAN CHASE BANK, N.A.	€55,000,000.00
MUFG BANK, LTD.	€55,000,000.00

TOTAL INCREMENTAL EURO TERM LOAN COMMITMENT	€400,000,000.00